SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : June 25, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
          Agreement, dated as of March 1, 2001 providing for the issuance of Structured Asset Securities Corporation Pass-through Certificates, Series 2001-3A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-11               74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Pass-through Certificates, Series 2001-4A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of March 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On June 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on June 25, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee
                                     under the Agreement referred to herein

Date:  July 16, 2001            By:   /s/ Karen Schluter
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on June 25, 2001

                                       -5-

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     June 25, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                               Ending
                Face       Principal                                                     Realized   Deferred       Principal
Class          Value       Balance           Principal        Interest       Total         Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        40,000,000.00     32,071,789.47    4,548,920.94      153,677.32     4,702,598.26    0.00      0.00     27,522,868.53
A2       248,910,000.00    199,574,727.93   28,306,797.79      914,717.50    29,221,515.29    0.00      0.00    171,267,930.14
A3       200,000,000.00    200,000,000.00            0.00    1,041,666.67     1,041,666.67    0.00      0.00    200,000,000.00
A4         1,000,000.00      1,000,000.00            0.00        5,208.33         5,208.33    0.00      0.00      1,000,000.00
A5           489,732.00        488,752.74          497.62            0.00           497.62    0.00      0.00        488,255.12
B1         7,682,000.00      7,670,396.69        5,867.02       39,949.98        45,817.00    0.00      0.00      7,664,529.67
B2         4,353,000.00      4,346,424.99        3,324.54       22,637.63        25,962.17    0.00      0.00      4,343,100.45
B3         2,560,000.00      2,556,133.23        1,955.17       13,313.19        15,268.36    0.00      0.00      2,554,178.06
B4         3,585,000.00      3,579,585.02        2,737.99       18,643.67        21,381.66    0.00      0.00      3,576,847.03
B5         1,792,000.00      1,789,293.27        1,368.62        9,319.24        10,687.86    0.00      0.00      1,787,924.65
B6         1,795,524.00      1,792,812.07        1,371.31        9,337.56        10,708.87    0.00      0.00      1,791,440.76
R                100.00              0.00            0.00            0.00             0.00    0.00      0.00              0.00

TOTALS   512,167,356.00    454,869,915.41   32,872,841.00    2,228,471.09    35,101,312.09    0.00      0.00    421,997,074.41

A6        33,069,200.00     26,514,710.51            0.00      138,097.45       138,097.45    0.00      0.00     22,753,981.10
A7        80,844,870.00     70,276,507.89            0.00      366,023.48       366,023.48    0.00      0.00     64,175,035.91



Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                   Current
                       Beginning                                                   Ending          Class          Pass-thru
Class     cusip        Principal        Principal    Interest        Total       Principal                        Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
A1      8635726B4     801.79473675   113.72302350    3.84193300   117.56495650     688.07171325     A1          5.750000 %
A2      8635726C2     801.79473677   113.72302354    3.67489253   117.39791607     688.07171323     A2          5.500000 %
A3      8635726D0   1,000.00000000     0.00000000    5.20833335     5.20833335   1,000.00000000     A3          6.250000 %
A4      8635726L2   1,000.00000000     0.00000000    5.20833000     5.20833000   1,000.00000000     A4          6.250000 %
A5      8635726E8     998.00041655     1.01610677    0.00000000     1.01610677     996.98430979     A5          0.000000 %
B1      8635726H1     998.48954569     0.76373601    5.20046602     5.96420203     997.72580968     B1          6.250000 %
B2      8635726J7     998.48954514     0.76373535    5.20046635     5.96420170     997.72580979     B2          6.250000 %
B3      8635726K4     998.48954297     0.76373828    5.20046484     5.96420313     997.72580469     B3          6.250000 %
B4      8635726N8     998.48954533     0.76373501    5.20046583     5.96420084     997.72581032     B4          6.250000 %
B5      8635726P3     998.48954799     0.76373884    5.20046875     5.96420759     997.72580915     B5          6.250000 %
B6      8635726Q1     998.48961640     0.76373805    5.20046516     5.96420321     997.72587835     B6          6.250000 %
R       8635726M0       0.00000000     0.00000000    0.00000000     0.00000000       0.00000000     R           6.250000 %
TOTALS                888.12750380    64.18378800    4.35106038    68.53484838     823.94371579

A6      8635726F5     801.79473679     0.00000000    4.17601424     4.17601424     688.07171326     A6          6.250000 %
A7      8635726G3     869.27603310     0.00000000    4.52747936     4.52747936     793.80467691     A7          6.250000 %

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     June 25, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                 Original         Beginning                                                                            Ending
                   Face           Principal                                                   Realized   Deferred      Principal
Class             Value           Balance       Principal        Interest       Total          Losses    Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
LTA1       40,000,000.00     32,071,789.47   4,548,920.94       153,677.32     4,702,598.26     0.00        0.00       27,522,868.53
LTA2      248,910,000.00    199,574,727.93  28,306,797.79       914,717.50    29,221,515.29     0.00        0.00      171,267,930.14
LTA3      200,000,000.00    200,000,000.00           0.00     1,041,666.67     1,041,666.67     0.00        0.00      200,000,000.00
LTA4        1,000,000.00      1,000,000.00           0.00         5,208.33         5,208.33     0.00        0.00        1,000,000.00
LTA5          489,732.00        488,752.74         497.62             0.00           497.62     0.00        0.00          488,255.12
LTQ               100.00              0.00           0.00             0.00             0.00     0.00        0.00                0.00
LTB        21,767,524.00     21,734,645.29      16,624.65       113,201.28       129,825.93     0.00        0.00       21,718,020.64
LTR                 0.00              0.00           0.00             0.00             0.00     0.00        0.00                0.00
TOTALS    512,167,356.00    454,869,915.43  32,872,841.00     2,228,471.10    35,101,312.10     0.00        0.00      421,997,074.43

LTA7                0.00              0.00           0.00       366,023.48       366,023.48     0.00        0.00                0.00



Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                          Current
                    Beginning                                                        Ending                      Class   Pass-thru
Class     cusip     Principal     Principal         Interest         Total        Principal                               Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
LTA1              801.79473675     113.72302350   3.84193300     117.56495650        688.07171325              LTA1   6.250000 %
LTA2              801.79473677     113.72302354   3.67489253     117.39791607        688.07171323              LTA2   6.250000 %
LTA3            1,000.00000000       0.00000000   5.20833335       5.20833335      1,000.00000000              LTA3   6.255000 %
LTA4            1,000.00000000       0.00000000   5.20833000       5.20833000      1,000.00000000              LTA4   6.250000 %
LTA5              998.00041655       1.01610677   0.00000000       1.01610677        996.98430979              LTA5   0.000000 %
LTQ                 0.00000000       0.00000000   0.00000000       0.00000000          0.00000000              LTQ    0.000000 %
LTB               998.48955214       0.76373638   5.20046653       5.96420291        997.72581576              LTB    6.250000 %
TOTALS            888.12750383      64.18378800   4.35106040      68.53484840        823.94371583

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                                     June 25, 2001


Sec. 4.03(i)    Scheduled Principal Amounts                                                         348,019.89

Sec. 4.03(i)    Unscheduled Principal Amounts                                                    32,524,821.11

Sec. 4.03(iv)   Aggregate Advances                                                                        0.00

Sec. 4.03(v)    Ending Principal Balance                                                        421,997,075.10

Sec. 4.03(vii)  Current Period Realized Losses                                                            0.00

                Bankruptcy Losses                                                                         0.00
                Fraud Losses                                                                              0.00
                Special Hazard Losses                                                                     0.00

                Bankruptcy Loss Amount                                                              100,000.00
                Fraud Loss Amount                                                                10,243,347.14
                Special Hazard Loss Amount                                                        4,548,699.16

                Servicing Fees                                                                      186,845.36
                Sub-Servicing Fees (includes Retained Interest)                                       3,790.75
                Trustee Fees                                                                          1,895.29

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                Category      Number    Principal Balance   Percentage
               1 Month            9          4,093,731.22      0.97 %
               2 Month            1            996,513.59      0.24 %
               3 Month            0                  0.00      0.00 %
                 Total           10          5,090,244.81      1.21 %

                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                 Number    Principal Balance   Percentage
                     0                0.00        0.00%

Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans

                Number    Principal Balance   Percentage
                   0                0.00        0.00%

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                                       June 25, 2001


Sec.4.03(viii)  Aggregate Outstanding Interest Shortfalls


                Class a1 shortfall                         0.00
                Class a2 shortfall                         0.00
                Class a3 shortfall                         0.00
                Class a4 shortfall                         0.00
                Class a6 shortfall                         0.00
                Class a7 shortfall                         0.00
                Class b1 shortfall                         0.00
                Class b2 shortfall                         0.00
                Class b3 shortfall                         0.00
                Class b4 shortfall                         0.00
                Class b5 shortfall                         0.00
                Class b6 shortfall                         0.00
                Class r shortfall                          0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                Class a1 shortfall                         0.00
                Class a2 shortfall                         0.00
                Class a3 shortfall                         0.00
                Class a4 shortfall                         0.00
                Class a6 shortfall                         0.00
                Class a7 shortfall                         0.00
                Class b1 shortfall                         0.00
                Class b2 shortfall                         0.00
                Class b3 shortfall                         0.00
                Class b4 shortfall                         0.00
                Class b5 shortfall                         0.00
                Class b6 shortfall                         0.00
                Class r shortfall                          0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
                THE CHASE MANHATTAN BANK - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------

                                       -8-

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